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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-73009) of our report dated February 26, 1999 included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP


Orange County, California
May 27, 1999